                                                                     EXHIBIT 10e


                   EXTENSION OF PROPERTY MANAGEMENT AGREEMENT



         This Extension of Property Management Agreement hereinafter referred to as "Agreement" entered into this 4th day of December, 1996 by and between Murray Income Properties I, Ltd., a Texas limited partnership, hereinafter referred to as "Owner" and ZELL Commercial Real Estate Services, Inc., an Arizona corporation, hereinafter referred to as "Agent".

                               R E C I T A L S :

         A. Owner and Agent are parties to that certain Property Management Agreement dated December 20, 1989 covering the MOUNTAIN VIEW PLAZA SHOPPING CENTER located at the southeast corner of Mountain View Road and Hayden Road, Scottsdale, Arizona; and

         B. The term of the aforesaid Property Management Agreement was to expire on December 31, 1996. The parties thereto are mutually desirous of extending the term of the Property Management Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

         1. The expiration date of the Property Management Agreement shall be December 31, 1997.

         2. All other terms and conditions of the Property Management Agreement shall remain unchanged and in full force and effect.


IN WITNESS WHEREOF, the parties hereto have set their hands as of the date and year first above written.


WITNESS:                           Murray Income Properties I, Ltd., a Texas
                                   limited partnership (Owner)
                                   By: Murray Realty Investors VIII, Inc., a
                                   Texas corporation, its general partner


/s/ MITCHELL ARMSTRONG             By: /s/ BRENT BUCK
--------------------------             ----------------------------------------
    Mitchell Armstrong                 Brent Buck, Executive Vice President




WITNESS: ZELL Commercial Real Estate Services, Inc., an Arizona corporation (Agent)


/s/ MITCHELL ARMSTRONG             By: /s/ ALAN L. ZELL
--------------------------             ----------------------------------------
    Mitchell Armstrong                 Alan L. Zell, President


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                   EXTENSION OF EXCLUSIVE MARKETING AGREEMENT



         This Extension of Exclusive Marketing Agreement hereinafter referred to as "Agreement" entered into this 4th day of December, 1996 by and between Murray Income Properties I, Ltd., a Texas limited partnership, hereinafter referred to as "Owner" and ZELL Commercial Real Estate Services, Inc., an Arizona corporation, hereinafter referred to as "Agent".

                               R E C I T A L S :

         A. Owner and Agent are parties to that certain Exclusive Marketing Agreement dated January 10, 1990 covering the MOUNTAIN VIEW PLAZA located at the southeast corner of Mountain View Road and Hayden Road, Scottsdale, Arizona; and

         B. The term of the aforesaid Agreement was to expire on December 31, 1996. The parties thereto are mutually desirous of extending the term of the Exclusive Marketing Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

         1. The expiration date of the Exclusive Marketing Agreement shall be December 31, 1997.

         2. All other terms and conditions of the Exclusive Marketing Agreement shall remain unchanged and in full force and effect.


IN WITNESS WHEREOF, the parties hereto have executed this document this day and year first above written.


WITNESS:                           Murray Income Properties I, Ltd., a Texas
                                   limited partnership (Owner)
                                   By: Murray Realty Investors VIII, Inc., a
                                   Texas corporation, its general partner


/s/ MITCHELL ARMSTRONG             By: /s/ BRENT BUCK
--------------------------             ----------------------------------------
    Mitchell Armstrong                 Brent Buck, Executive Vice President




WITNESS: ZELL Commercial Real Estate Services, Inc., an Arizona corporation (Agent)


/s/ MITCHELL ARMSTRONG             By: /s/ ALAN L. ZELL
--------------------------             ----------------------------------------
    Mitchell Armstrong                 Alan L. Zell, President